SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 19, 2005

Century Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	0-15752 (Commission File No.)	04-2498617 (IRS Employer Identification No.)

400 Mystic Avenue Medford, MA (Address of principal executive offices)		02155 (Zip Code)

(781) 391-4000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 Centruy Bancorp, Inc. Press Release dated 1/18/2005

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     (b) On January 18, 2005, Jonathan B. Kay and Joseph P. Mercurio resigned from their positions as Directors of Century Bancorp, Inc. (the “Company”).

     (d) On January 18, 2005, the Board of Directors (the “Board”) of the Company elected Linda Sloane Kay as a director of the Company and its subsidiary, Century Bank and Trust Company.

     On January 18, 2005, the Company issued a press release relating to the above matters. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

     99.1 Century Bancorp, Inc. press release dated January 18, 2005.

SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY BANCORP, INC.
/s/ PAUL V. CUSICK, JR.
Paul V. Cusick, Jr.
Vice President and Treasurer

Dated: January 19, 2005